                                 SCHEDULE 14A
                                (RULE 13a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                              NETCOMMERCE, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                      N/A
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14-a6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid: None

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

     (1) Amount Previously Paid: None

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed: February 5, 2001

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

                               NETCOMMERCE, INC.
                   Notice of Annual Meeting of Stockholders
                         to be held February 15, 2001

Irving, TX
February 5, 2001

PLEASE TAKE NOTICE that the Annual Meeting of the Stockholders of NetCommerce, Inc. will be held on February 15, in Las Vegas, Nevada at the Monte Carlo Resort and Casino (Phone: 702-730-7777). The meeting will convene at 2:00PM Pacific Standard Time for the following purposes:

     (1)  For the election of directors;

     (2) To ratify the selection of Ronald Chadwick PC Certified Public Accountants as independent auditor for fiscal May 31, 2001; and

     (3) For the transaction of such other business as may properly come before this meeting.

The transfer books of the Company will not be closed, but only stockholders of record at the close of business on February 3, 2001 will be entitled to vote at the meeting.

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELEOPE TO ASSURE YOUR REPRESENTATION AT THE MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO ITS EXERCISE BY GIVING NOTICE OT THE COMPANY OR BY ATTENDING THE MEETING AND VOTING IN PERSON. YOUR VOTE IS IMPORTANT.

Donald W Prosser
Secretary

                                PROXY STATEMENT

                               NETCOMMERCE, INC.
                    9901 E Valley Ranch Parkway, Suite 2000
                              Irving, Texas 75063
                                (972) 725-9373

The following information is furnished to stockholders of NetCommerce, Inc. (the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the Annual Meeting (the "Meeting") of Stockholders to be held on February 15, 2001 and at any adjournment thereof.
All properly executed proxies will be voted in accordance with the instructions contained thereon, and if no choice is specified, the proxies will be voted for the election of all the directors named and in favor of each proposal set forth in the Notice of Meeting.

Any NetCommerce stockholder has the power to revoke his Proxy before its exercise at the Meeting or any adjournment thereof by: (1) giving written notice of revocation to the Secretary of the Company, Donald W Prosser, 9901 E Valley Ranch Parkway, Suite 2000 Irving, Texas 75063, prior to the Meeting; (2) giving written notice of revocation to the Secretary at the Meeting; or (3) signing and delivering a Proxy bearing a later date. However, the mere presence at the Meeting of a stockholder who has executed and delivered a valid Proxy will not revoke such a Proxy.

There are no dissenters' rights of appraisal. Neither the By-laws nor corporate law of the Company's state of Incorporation call for any dissenters' rights of appraisal.

This proxy statement will be transmitted to stockholders on or about February 5, 2001.

                                    VOTING

The voting securities of the Company consist of shares of its Class A common stock, no par value (the "Common Stock"). Holders of record of the Common Stock at the close of business on February 3, 2001 will be entitled to vote at the Meeting. Each share of Common Stock entitles its owner to one vote. Cumulative voting is not allowed. The number of shares outstanding of the Common Stock at the close of business on January 7, 2001 was 49,191,187.

The holders of record of 50.1% of the outstanding shares of the Common Stock will constitute a quorum for the transaction of business at the Meeting, but if a quorum should not be present, the Meeting may adjourn from time to time until a quorum is obtained.

A majority of the shares represented and entitled to vote at the meeting are required for an affirmative vote. An abstained vote will be counted in determining a quorum, but will not be counted as a vote either for or against the issue.

                             ELECTION OF DIRECTORS

At the Meeting, four directors are to be elected who shall hold office until the next following Annual Meeting of Stockholders or until their successors are duly elected and qualified. In the absence of instructions to the contrary, it is the intention of the persons named in the enclosed form of proxy to vote such proxy for the election of the nominees named below. If any of the nominees named below are unable or unwilling to serve as a director (an event which the Company does not anticipate), the persons designated as proxies will vote for the remaining nominees and for such other persons as they may select. The nominees for the seven (7) directorships, all of whom presently serve as directors, are set out below:

            Name                 Age               Position
            ----                 --                --------
Mark Lindberg                    34      President, C E O and Director
Donald W Prosser                 50      C F O, Secretary and Director
Leon Bryant                      68      Director
Donald Hejmanowski               41      Director
Pete Knight                      39      Director
Victor Terranova                 59      Director
Paul Healey                      45      Director

     The Board of Directors of the Company is comprised of only one class of director. Each director is elected to hold office until the next annual meeting of shareholders and until his successor has been elected and qualified. Officers are elected annually by the Board of Directors and hold office until successors are duly elected and qualified. The following is a brief account of the business experience of each director and executive officer of the Company. There is no family relationship between any Director or Executive Officer of the Company.

Mark Lindberg

Mr. Lindberg as CEO of MetroplexWeb, Inc since 1995 qualifies as a seasoned player in the internet industry. Mr. Lindberg has been instrumental in arranging and securing private capital, strategic alliances, creating new growth strategies for the Company. Mr. Lindberg has a Bachelor of Science degree from Baker University. He also has experience as a Tax specialist for Deloitte & Touche, a big five accounting firm. Mr. Linderg has six years experience in the health care insurance industry as a operations manager for five calling centers.

Donald W Prosser

Mr. Prosser has been the CFO of Anything Internet Corporation, Chartwell International and several other public companies in the last five years. His mission with the Company is to reorganize its financial and corporate structure, to hire management and put systems in place to move the Company and its subsidiaries to profitable operating Companies. Mr. Prosser has a vast amount of experience in all levels finance, management and organizational development, as he specializes in guiding developing companies, advising on income tax planning, and assisting with mergers and acquisitions. Mr. Prosser is a Certified Public Accountant (1975) and holds a Masters of Arts degree in taxation (1975) and a Bachelor of Arts in Accounting and Business (1973) from Western State College of Colorado. Mr. Prosser started his career with Grant Thornton (formerly Fox & Company), was with Pannell Kerr Forester International and was a Managing Director with American Express Tax and Business Services. Mr. Prosser is affiliated with the American Institute of Certified Public Accountants, Colorado Society of Certified Pubic Accountants, Institute of Business Appraisers, and the Regional Association of Investment Bankers.

Leon Bryant

Mr. Bryant has a solid background in the insurance and financial services industry, with over 35 years of experience with Equitable Life and Casualty and Mutual of Omaha Insurance Companies. He also has served as director of investor relations for many regional broker-dealer firms handling accounts with as many as 10 to 15,000 shareholders. Mr. Bryant earned his BA in Business Administration from the University of Utah.

Donald Hejmanowski

Mr. Hejmanowski has twenty-one years experience as a CPA and with public companies as a broker, in investor relations and public relations, in merger and acquisitions, and has served on audit committees and compensation committees of several public companies. Mr. Hejmanowski brings his experience in these areas to the board as an advisor and will be involved in the strategic planning and future development of the Company. Mr. Hejmanowski earned his B.S. and from B.A. from Eastern Illinois University.

Pete D Knight

Mr. Knight has twenty years experience in sales, is the president of Business Research and Development, Inc., a business development consulting firm specializing in marketing, program design, development and implementation. Mr. Knight areas of expertise include market research, pricing research, market testing, marketing program development, sales recruiting, sales training, and sale operations management.

Victor Terranova

Mr. Terranova is the former vice president and director of information for an international pharmaceutical company and general manager in charge of projects for an international company headquartered in Mascat, Oman. Mr. Terranova brings both international business experience and vast hands on experience with information technology. He will serve on several committees and assist with the various computer application needs of the Company. Mr. Terranova has a BS in business administration/computer science from Regis University, Denver, Colorado.

Paul Healey

Mr. Healey has a unique blend of professional expertise derived from both public and private accounting background. He has over twelve years experience as a financial officer for private industry, as well as a Certified Public Accountant since 1980. His experience includes manufacturing, distribution, real estate telecommunications and hospitably industry. Mr. Healey will serve on the audit committee and advise the Company on its filings and reports.

                  VOTE REQUIRED AND RECOMMENDED OF THE BOARD

An affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock is necessary for the election of directors.

The Board of Directors recommends a vote for the above named directors to be elected as directors to hold office until the next Annual Meeting or until their successor is duly elected and qualified.

                         BOARD AND COMMITTEE MEETINGS

During the fiscal year ending May 31, 2000 the Company held six director meetings. Subsequent to the end of the fiscal year ending May 31, 2001 the Company has held 5 meting prior to February 3,2001

The Company will establish a compensation committee on February 15, 2001, which consists of Donald W Prosser and Victor Terranova. The Compensation Committee is responsible for setting the annual and long-term performance goals for the Chief Executive Officer, evaluating his performance against these goals, and recommending his salary, bonus and long-term incentives. The Compensation Committee reviews the performance of all of the other executive officers of the Company and recommends to the Board the amount and form of all compensation of executive officers of the Company and its subsidiaries.

The Company will establish a audit committee on February 15, 2001, which will consist of Donald W Prosser, Paul Healey, Donald Hejmanowski, and Pete Knight. The audit committee is responsible for contracting the audit firm, review of reports and correspondence with the firm, resolution of any issues on the year-end and quarterly reports, and to insure the highest of quality and integrity of the reporting to the shareholders.

                                  MANAGEMENT

All of the Company's executive officers serve a term of one year or until their successors are elected or appointed and qualified. The following table sets forth certain information with respect to the executive officers of the Company:

              Name              Age                     Position
              ----              --                      ---------
Mark Lindbeg                    33    President, Chief Executive Officer and
                                      Director

Donald W Prosser                50    Chief Financial Officer, Secretary and
                                      Director

See Election of Directors for biographical information.

                                 COMPENSATION

The following table shows the annual compensation for the officers of NetCommerce, Inc.:

                                                          ------------------------------------------
                                     Annual Compensation               Awards              Payouts
                                     -------------------               ------              -------

                                                  Other                                                All
                                                  Annual    (Restricted     Securities                 Other
    Name and                                      compen-      Stock        Underlying       LTIP      compen-
   Principal                 Salary     Bonus     sation      Award(s)      Options/SAR     Payouts    sation
   Position         Year       ($)       ($)        ($)         ($)             (#)           ($)        ($)
   ----------       ----    --------   -------   ---------  ------------   -------------   ---------  ---------
Mark Lindberg
  President,
  CEO and
  Director          2001     120,000                         1,500,000                 0
                    2000     110,000

Donald W Prosser
  Secretary,
  CFO and
  Director          2001      75,000                         1,500,000
                    2000         -0-                               -0-

All compensation and other arrangements between the Company and its officers and directors are to be approved by the Compensation Committee. Directors are compensated 1,000,000 shares of common stock annually, and reimbursed for reasonable out-of-pocket travel and related expenses.

                         COMPENSATION COMMITTEE REPORT

The employment contracts that are currently outstanding are with Mark Lindberg and Donald W Prosser and will be reviewed after the February 15, 2001 meeting.

                              OWNERSHIP OF SHARES

The following table sets forth certain information known to the Company regarding the beneficial ownership of common stock as of February 3, 2001, by
(i) each Director of the Company, (ii) each executive officer of the Company,
(iii) all directors and executive officers as a group, and (iv) each person known to the Company to be the beneficial owner of more than 5% of its outstanding shares of common stock. Percentage of ownership is based on 49,191,187 shares of common stock issued and outstanding as of February 3, 2001.

                                                 Shares          Percent of
Directors and Executive Officers                Owned (1)         Class (2)
--------------------------------              ------------       ----------

Mark Lindberg                                    2,260,000            4.6%

Donald W Prosser                                 1,120,000            2.3%

Leon Bryant                                        110,000            .22%

Donald Hejmanowski                                  15,000            .03%

Pete Knight                                      2,495,000            5.1%

Victor Terranova                                   540,000            1.1%

Paul Healey                                            -0-              0%

All current directors and executive
officers as a group (7 persons)                  6,540,000           13.3%


Five Percent Shareholders
-------------------------

Pete Knight                                      2,495,000            5.1%

Dan Mardigan                                     4,500,000           9.18%

                   RATIFICATION OF THE SELECTION OF AUDITORS

The Board of Directors recommends that the stockholders ratify the selection of Ronald R. Chadwick, P.C., Certified Public Accountant of Aurora, Colorado to auditors for the Company for 2001.

                 VOTE REQUIRED AND RECOMMENDATION OF THE BOARD

The affirmative votes of the holders of a majority of the issued and outstanding shares of Common Stock is necessary for the ratification of the selection of accountants. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THIS PROPOSAL.

                              FINANCIAL STATEMENTS

Financial statements are included in this Proxy Statement as they are deemed necessary for the exercise of prudent judgement by the stockholders with respect to any proposal to be submitted at this Meeting. The SEC Form 10-KSB of the Company for the year ended May 31, 2001, including audited financial statements accompany this Proxy Statement, and are deemed to be a part of the proxy soliciting material.

                                 OTHER MATTERS

The Board of Directors knows of no other matters to be brought before this Annual Meeting. However, if other matters should come before the Meeting, it is the intention of each person named in the proxy to vote such proxy in accordance with his judgement on such matters.

                             STOCKHOLDERS PROPOSALS

Any interested stockholder may submit a proposal concerning the Company to be considered by the Board of Directors of the Company for inclusion in the proxy statement and form of proxy relating to next year's Annual Meeting of the Stockholders. In order for any proposal to be so considered by the Board for inclusion in the proxy statement, all proposals must be in writing in proper form and received by the Company on or before April 1, 2001. Any stockholder so interested may do so by submitting such proposal to: NetCommerce, Inc., 9901 E Valley Ranch Parkway, Suite 2000 Irving, Texas 75063

                              PROXY SOLICITATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. THE SOLICITATION WILL BE BY MAIL.

The entire expense of preparing, assembling, printing and mailing the proxy form and the material used in the solicitation of proxies will be paid by the Company. The Company will request banks and brokers to solicit their customers who beneficially own the Company's Common Stock listed in the names of nominees and will reimburse said banks and brokers for any reasonable out-of-pocket expenses of such solicitation. In addition to the use of the mails, solicitation may be made by the employees of the Company by telephone, telegraph, cable and personal interview. The Company does not expect to pay any compensation to such persons, other than their regular compensation, for their services in the solicitation of the proxies.

BY ORDER OF THE BOARD OF DIRECTORS

Mark Lindberg
Chief Executive Officer

Irving, Texas
February 3, 2001

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING AND WISH THEIR STOCK TO BE VOTED ARE URGED TO DATE, SIGN AND MAIL THE ACCOMPANYING PROXY TO THE FOLLOWING ADDRESS.

                                     PROXY

                               NETCOMMERCE, INC.
                    9901 E Valley Ranch Parkway, Suite 2000
                              Irving, Texas 75063
                                (972) 725-9373

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF NETCOMMERCE, INC.

The undersigned hereby appoints Mark Lindberg and Donald W Prosser, or any of them (with full power to act along and to designate substitutes), proxies of the undersigned, with authority to vote and act with respect to all shares of the Common Stock of NedCommerce, Inc. that the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on February 15, 2001 at 2:00PM Pacific Standard Time at the Monte Carlo Resort and Casino located in Las Vegas, Nevada and at any adjournment thereof, upon the matters noted below and upon any other matters that may properly come before the Meeting or any adjournment thereof. Said proxies are directed to vote as checked below upon the following matters, and otherwise in their discretion. An abstained vote will be counted in determining a quorum, but will not be counted as a vote either for or against the issues.

(1) To elect directors, the following nominees: Mark Lindberg, Donald W Prosser, Leon Bryant, Donald Hejmanowsk, Pete Knight, Victor Terranova, and Paul Healey.

     (  )  For all of the foregoing nominees
     (  )  WITHHOLD AUTHORITY to vote for all of the foregoing nominees
     (  )  ABSTAIN

NOTE: TO WITHHOLD AUTHORITY FOR AN INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT NOMINEE'S NAME. UNLESS AUTHORITY TO VOTE FOR ALL OF THE FOREGOING NOMINEES IS WITHHELD, THIS PROXY WILL BE DEEMED TO CONFER AUTHORITY TO VOTE FOR EACH NOMINEE WHOSE NAME IS NOT STRUCK.

(2) To ratify the selection of Ronald R. Chadwick, P.C., Certified Public Accountant as the independent auditor for 2001.

     (  )  Vote FOR
     (  )  Vote AGAINST
     (  )  ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IN THE ABSENCE OF SPECIFIC DIRECTIONS, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS NAMED AND FOR THE RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS. If any further business is transacted at the Meeting, this Proxy will be voted in accordance with the best judgment of the proxies. The Board of Directors recommends a vote FOR each of the listed propositions. This Proxy may be revoked prior to its exercise.

Note: Please sign exactly as name(s) appear on the stock certificate. An attorney, executor, administrator, trustee or guardian or other fiduciary should sign as such. ALL JOINT OWNERS MUST SIGN.


Dated: ___________________________    ________________________________________
                                      Signature of Stockholder(s)



                                      ________________________________________
                                      Signature of Stockholder(s)